DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R and Institutional Class
Summary Prospectuses dated April 30, 2010

On November 17, 2010, the Board of Trustees of Delaware Group Limited-Term Government Funds voted to approve changes related to the Fund’s investment strategy in foreign securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the fifth paragraph in the section entitled, “What are the Fund’s principal investment strategies?”:

The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund's total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2010.